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Exhibit 10.3

SOURCING AGENT AGREEMENT

This Consulting Agreement is made between Boss Technical Services, ("Agent") with a business address at Sasang, Pusan, South Korea and Heeling Sports LTD. (the "Company") a Nevada corporation located at 12900 Preston Road, Ste. 700, Dallas, Texas 75230.

The Agent should be acting in the best interests of the Company at all times. The primary responsibilities of the Agent are outlined below.

The Company hereby assigns the Agent as the non-exclusive sourcing agent for all Company sourced product for exportation from the following countries:

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  South Korea

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  China

Primary Responsibilities of Agent

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  Consistently deliver product that meets the quality standards as established by the Company.

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  Consistently deliver product within the required time frame.

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  Put forth best effort to meet FOB prices in line with the Company's established profit margin goals.

Scope of Agent Services

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  Recommend and "qualify" for the Company suitable manufacturing facilities for production of Company's finished goods (at the present time that includes shoe with wheel but may be expanded in the future to include other types of footwear). The Agent must check these factories. The Agent must verify that the factory's abilities are suitable for the Company's quality, price and delivery requirements.

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  Inspection of raw materials and components to assure specified and quality-tested raw materials and components are being utilized in production.

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  Inspection and assurance that finished product is shipped to the specifications and quality standards established by the Company.

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  Negotiate prices on behalf of the Company with factory to assure best possible prices are being paid.

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  Provide written summaries of price negotiations with factories including detailed itemized cost break down sheets.

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  Provide Company with written test results of all quality tests conducted on raw materials, components and finished goods on a regular basis.

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  Provide technical support in developing new product and "commercializing" (developing lateral sizes assuring consistent fit and quality throughout size range) approved product.

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  Provide Company with regular production status reports.

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  Provide logistical expertise in moving goods from factory to port of embarkation.

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  Provide necessary US Customs and exporting country documentation for shipping and Customs clearance.

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  Agent will act in the Company's best interest in settling any dispute with manufacturing facilities.

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  Agent and Agent's Far East partners will maintain all of the Company's products, technologies, designs, prices, customer information and processes in confidence.

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  Agent will provide Company will new materials, new manufacturing processes and new components on a regular basis for Company's new product development consideration.

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  Agent will work with factories and samples rooms to provide new prototype samples, based on Company's requested design, for Company's consideration.

Tooling and Production

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  Company will provide a letter of credit as payment for production goods.

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  Factories are expected to ship product within the required delivery window. Factories shipping more than 10 days past the delivery window will be required to pay airfreight to expedite delivery.

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  Cost of molds will be amortized into the cost of goods. Agent is expected to maintain an amortization schedule so that once the cost of tooling is paid in full for a given model the FOB price will be reduced to a cost free of tooling.

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  Company may choose to pay off balance of un-amortized tooling at any time and take ownership of tooling.

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  Company is required to pay off balance of un-amortized tooling within 90 days after production of a given model is discontinued.

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  Factory will be charged back for all defective returned product or product that the Company deems unsuitable quality to ship to customers.

Sample Payment Terms

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  Development samples should be provided free of charge to Company.

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  Agent will provide Company with 3 pair of sales samples free of charge.

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  Negotiated and confirmed FOB prices will be paid for all additional sales samples.

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  Negotiated and confirmed FOB prices will be paid for all quality and field test samples that exceed "normal" testing quantities.

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  Company is required to pay shipping charges for all deliveries of production goods, sales samples, testing samples and prototype samples.

Payment to Agent

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  The agent's commission will be paid by the factory and therefore included in the FOB cost of the product.

Terms

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  Either party can terminate this agreement with 90 days notice.

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  Agent will assist Company in the expeditious transfer of all production molds, materials, documentation, files, samples etc. to the factory, agent or office as selected by the Company if such a transition were to occur.

Expenses

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  Agent is required to pay his own expenses for travel, administration, salaries etc...

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  Any extraordinary expenses that may be considered the responsibility of the Company must be pre-approved.

Employment Status

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  The Agent is an independent contractor and as such shall pay all federal, state and local taxes applicable to all compensation paid under this Agreement.

This Agreement shall be governed by the laws of the State of Texas and any disputes related hereto shall be litigated in said State of Texas.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of this 8th day of March 2001.

/s/ KD SEOL
KD Seol President Boss Technical Services

/s/ ROGER ADAMS
Roger Adams President Heeling Sports, LTD.

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